SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  July 16, 2001

                             Insightful Corporation
                             ----------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                  02-020992                 04-2842217
         --------                  ---------                 -----------
(State or other jurisdiction       (Commission             (IRS Employer
     of Incorporation)             File number)           Identification No.)


         1700 Westlake Ave N. #500
            Seattle, Washington                          98109-3044
            -------------------                          -----------
           (Address of principal                         (Zip Code)
            executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code

                                 MathSoft, Inc.
                                 --------------
          (Former name or former address, if changed since last report)


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Item  5.  Other  Events
-----------------------

     On July 16, 2001, the company issued a press release, attached to this Form 8-K as Exhibit 99.1, announcing the purchase of certain of the assets of Waratah Corporation. Consideration for the purchase was a combination of cash, restricted shares of the company's common stock and stock warrants valued at approximately $250,000.

Item  7.  Financial  Statements,  Pro  Forma  Financial Information and Exhibits
--------------------------------------------------------------------------------

(c)  Exhibits
-------------

Exhibit  No.     Exhibit

99.1             Press  Release  dated  July  16,  2001.


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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INSIGHTFUL  CORPORATION



July  17,  2001         By:     By  /s/  Sarwat  H.  Ramadan
                                ------------------------------------------------
                                Sarwat  H.  Ramadan
                                Vice  President,  Finance  &  Administration,
                                Chief Financial Officer, Treasurer and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit  No.     Exhibit
99.1             Press  release  dated  July  17,  2001


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